QUADRAPOINT ACQUISITION CORP.

______________, 2005

Gordian Investment Partners, LLC
900 North Michigan Avenue, Suite 2830
Chicago, Illinois 60611

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of QuadraPoint Acquisition Corp. (“QPAC”) and continuing until the earlier of the consummation by QPAC of a “Business Combination” or QPAC’s liquidation (as described in QPAC’s IPO prospectus) (the “Termination Date”), Gordian Investment Partners, LLC shall make available to QPAC certain office space, utilities and secretarial support as may be required by QPAC from time to time, situated at 900 North Michigan Avenue, Suite 2830, Chicago, Illinois 60611. In exchange therefor, QPAC shall pay Gordian Investment Partners, LLC the sum of $3,750 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,
QUADRAPOINT ACQUISITION CORP.

By:
Paul D. Lapping
Chairman

AGREED TO AND ACCEPTED BY:

GORDIAN INVESTMENT PARTNERS, LLC

By: _________________
Name:
Title: